UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
July 27, 2016

(Date of earliest event reported)

SABINE OIL & GAS CORPORATION

(Formerly Forest Oil Corporation)
(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1415 Louisiana, Suite 1600
Houston, Texas 77002
(Address of principal executive offices, including zip code)

(832) 242-9600
(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                           Bankruptcy or Receivership.

As previously disclosed, on July 15, 2015 (the “Petition Date”), Sabine Oil & Gas Corporation (the “Company”) and certain of its subsidiaries, including Giant Gas Gathering LLC, Sabine Bear Paw Basin LLC, Sabine East Texas Basin LLC, Sabine Mid-Continent Gathering LLC, Sabine Mid-Continent LLC, Sabine Oil & Gas Finance Corporation, Sabine South Texas Gathering LLC, Sabine South Texas LLC and Sabine Williston Basin LLC (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the case styled In re Sabine Oil & Gas Corporation, et al, No. 15-11835.

On July 27, 2016, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization (the “Confirmation Order”), which approved and confirmed the Second Amended Joint Chapter 11 Plan of Reorganization of Sabine Oil & Gas Corporation and its Debtor Affiliates (the “Plan”), as modified in part by the Confirmation Order.

The Debtors expect that the effective date of the Plan (the “Effective Date”) will occur as soon as all conditions precedent to the Plan have been satisfied.  Although the Debtors anticipate that all conditions that the Debtors must satisfy before or on the Effective Date will be satisfied as of such date, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective.

The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates a restructuring of the Debtors through a debt-for-debt exchange, a debt-to-equity conversion and the issuance of warrants to purchase stock in the reorganized Debtors.  In addition, the Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases.  The settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.  As part of the settlement, holders of claims under the Company’s prepetition revolving credit facility are permitting distributions of stock and warrants to be made to holders of other claims.  Additional information regarding the classification and treatment of claims and interests can be found in Articles II and III of the Plan.

Capital Structure

Pursuant to the terms of the Plan, all the Company’s existing equity interests, consisting of authorized and outstanding shares of common stock of the Company, will be deemed automatically cancelled without further action upon the Effective Date. As of June 30, 2016 there were 202,859,849 shares of the Company’s common stock outstanding. Under the Plan, the Company’s new Certificate of Incorporation (the “New Charter”) and new Bylaws will become effective on the Effective Date.  The New Charter will authorize the Company to issue shares of New Common Stock, certain of which will be issued to holders of allowed claims pursuant to the Plan on the Effective Date.  Pursuant to the Plan, each share of the Company’s New Common Stock issued upon the Effective Date will be exchanged for a share of common stock of Sabine Oil & Gas Holdings, Inc. (“Sabine HoldCo”), and each warrant issued by the Company will be exchanged for a warrant for Sabine HoldCo’s common stock.  Pursuant to a corporate reorganization contemplated by the Plan, Sabine will become a wholly-owned subsidiary of HoldCo.

Releases

The Plan provides certain release provisions that include releases for the benefit of the Debtors, certain of the claimholders and all of the foregoing parties’ and their affiliates’ current and former equity holders (regardless of whether such interests are held directly or indirectly), predecessors, successors, and assigns, subsidiaries, and their current and former officers, directors, managers, principals, members, employees, agents, advisory board members, financial advisors, partners, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such, as further set forth in Article VIII of the Plan.

Exculpation

The Plan provides certain exculpation provisions, which include a full exculpation from liability in favor of the Debtors, certain of the claimholders and all of the foregoing parties’ respective current and former affiliates, officers, directors, managers, principals, members, employees, agents, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII.H of the Plan.

Certain Information Regarding Assets and Liabilities of the Company

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the Securities and Exchange Commission on March 24, 2016.

Item 9.01                                         Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
2.1	Second Amended Joint Chapter 11 Plan Of Reorganization of Sabine Oil & Gas Corporation and its Debtor Affiliates, dated April 29, 2016.
99.1	Findings of Fact, Conclusions of Law, and Order Confirming Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization, as entered by the Bankruptcy Court on July 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 3, 2015	SABINE OIL & GAS CORPORATION

	By:	/s/ Michael D. Magilton, Jr.
	Name:	Michael D. Magilton, Jr.
	Title:	Senior Vice President and Chief Financial Officer